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                                                                    EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999, relating to the financial statements of University Netcasting, Inc.



/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP





San Diego, CA
June 16, 1999